                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
                              Pursuant to Section 13 OR 15(d) of
                             The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) October 31, 2005

                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                       on behalf of the
                         CSFB Adjustable Rate Mortgage Trust 2005-11
                    (Exact name of registrant as specified in its charter)

            Delaware                         333-120966-33                         13-3320910
---------------------------------    ------------------------------    -----------------------------------
(State or other jurisdiction of        (Commission File Number)                  (IRS Employer
         incorporation)                                                       Identification No.)

     Eleven Madison Avenue, New York, NY                               10010
----------------------------------------------     ----------------------------------------------
   (Address of principal executive office)                          (Zip Code)

Registrant's telephone number, including area code  (212) 325-2000.

                                            N/A
                    (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                           Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.     Other Events.

On October  31,  2005,  Credit  Suisse  First  Boston  Mortgage  Securities  Corp.  caused the
issuance  and  sale  of  the  Adjustable  Rate  Mortgage-Backed   Pass-Through   Certificates,
Series 2005-11,  pursuant to a Pooling and  Servicing  Agreement  dated as of October 1, 2005, among  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage
Capital,  Inc., as seller,  Select  Portfolio  Servicing,  as special servicer and a servicer,
Wells Fargo Bank,  N.A.,  as trust  administrator,  master  servicer,  a servicer  and back-up servicer,  U.S. Bank  National  Association,  as  trustee,  and the other  servicers  that are signatories thereto.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)     Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form
        S-3 Registration Statement of the Registrant are hereby filed:

        10.1   Pooling  and  Servicing  Agreement  dated as of October 1, 2005,  among  Credit
               Suisse First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage
               Capital,  Inc., as seller, Select Portfolio Servicing,  as special servicer and a servicer, Wells Fargo Bank, N.A., as trust administrator,  master servicer, a servicer and back-up servicer, U.S. Bank National Association,  as trustee, and the other servicers that are signatories thereto.

        10.2   Assignment  and  Assumption  Agreement,  dated as of October  1,  2005,  by and between DLJ  Mortgage  Capital,  Inc. and Credit  Suisse First Boston  Mortgage
               Securities Corp.

                                          SIGNATURES

        Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf  by the  undersigned hereunto duly authorized.

Dated:  November 15, 2005

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                            CORP.

                                            By:  /s/ Kevin Steele
                                                 Name:  Kevin Steele
                                                 Title:  Vice President

                                        Exhibit Index

Exhibit Number        Description

 10.1                        Pooling  and  Servicing  Agreement  dated as of  October 1, 2005, among Credit Suisse First Boston  Mortgage  Securities  Corp., as
                             depositor,   DLJ  Mortgage  Capital,   Inc.,  as  seller,  Select
                             Portfolio  Servicing,  as special servicer and a servicer,  Wells
                             Fargo Bank,  N.A., as trust  administrator,  master  servicer,  a servicer and back-up  servicer,  U.S. Bank National  Association,
                             as  trustee,   and  the  other  servicers  that  are  signatories
                             thereto.

 10.2                        Assignment and Assumption Agreement, dated as of
                             October 1, 2005,  by and between DLJ Mortgage  Capital,  Inc. and
                             Credit Suisse First Boston Mortgage Securities Corp.